Exhibit 10.9
                                    FORM OF
                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT, dated as of ___________, 200_ (this "Escrow Agreement"), is by and between COL China Online International Inc., a Delaware corporation ("Issuer"), and Wells Fargo Bank West, National Association, a ______ corporation, as Escrow Agent ("Escrow Agent"). For purposes of this Escrow Agreement, each of Issuer and Escrow Agent is individually referred to as a "Party", and Issuer and Escrow Agent are referred collectively as the "Parties".

                                   BACKGROUND

     A. Certain persons will purchase shares (the "Shares") of $.001 par value common stock of Issuer pursuant to a subscription agreement, the form of which is attached as Exhibit A to this Escrow Agreement (the "Subscription Agreement").

     B. In accordance with the Subscription Agreement, the Subscribers will be required to submit full payment for their investment at the time they return the executed Subscription Agreement to Issuer.

     C. All payments for subscriptions for Shares and Subscription Agreements received and approved by Issuer ("Subscription Funds") shall be promptly forwarded to Escrow Agent and Escrow Agent has agreed to accept, hold and disburse such Subscription Funds deposited with it thereon in accordance with the terms of this Escrow Agreement.

     D. In order to establish the escrow of funds and to effect the consummation of the transactions contemplated by the Subscription Agreement, the parties hereto have entered into this Escrow Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, for themselves, their successors and assigns, hereby agree as follows:

     1. Definitions: The following terms shall have the following meanings when
        ------------
used herein:

     "Cash Investment" shall mean the number of Shares subscribed for by a Subscriber multiplied by US $.05 per Share, as set forth in the Subscription Agreement.

     "Escrow Funds" shall mean the Subscription Funds deposited with Escrow Agent pursuant to this Escrow Agreement.

     "Entire Offering" shall mean the sale of at least 1,500,000 Shares.

     "Offering Notice" shall mean a written notification, signed by Issuer, which shall specify that: (a) subscriptions for the Entire Offering have been received; and (b) such subscriptions have not been withdrawn, rejected or otherwise terminated.

     "Subscribers" shall be those persons who purchase the Shares pursuant to the Subscription Agreement.

     "Subscription Accounting" shall mean an accounting of all subscriptions for Shares received and accepted by Issuer as of the date of such accounting, indicating for each subscription the Subscriber's name, address and taxpayer identification number, the number and total purchase price of subscribed Shares, any withdrawal of such subscription by the Subscribers, any rejections of such subscription by the Issuer, or other termination, for whatever reason, of such subscription.

     2. Appointment of and Acceptance by Escrow Agent. Issuer hereby appoints
        ----------------------------------------------
Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

     3. Deposits into Escrow. Issuer shall forward to Escrow Agent the
        ---------------------
Subscription Funds received by Issuer for deposit into the following escrow account:

           COL International Escrow
           c/o Wells Fargo Bank West, National Association
           1740 Broadway
           MAC C7301-024
           Denver, CO 80274
           Attn:  Leigh Lutz

     ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTEREST AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST ISSUER UNTIL RELEASED TO ISSUER IN ACCORDANCE WITH SECTION 4(a) HEREOF.

     Upon receipt of any Subscription Funds which are not equal to the proper Cash Investment for such subscription or if a notice of insufficient funds has been received by Escrow Agent for such Subscription Funds, Escrow Agent's sole obligation shall be to notify Issuer of such fact and to return such Subscription Funds to Issuer.

     4. Disbursements of Escrow Funds.
        ------------------------------

          a. Completion of Offering. Escrow Agent shall pay to Issuer the value of the Escrow Funds, by wire transfer and deliver all documents and instruments, including the Shares, no later than three (3) business days following receipt of the following documents:

               (1)  The Offering Notice;

               (2) Subscription Accounting, substantiating the sale of the Entire Offering;

               (3)  Subscription Agreements signed by all Subscribers;

               (4)  Supply of Stock Certificates for Subscribers;

               (5)  Issuer's existing shareholders' list; and

               (6) Such other certificates, notices or other documents as Escrow Agent, in its discretion, shall reasonably require and shall have requested from Issuer in writing.

     Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Escrow Funds to Issuer if Escrow Agent reasonably believes that (i) Subscription Funds in full payment equal to the Cash Investment for that number of Shares equal to or greater than the Entire Offering have not been received, deposited with and collected by Escrow Agent, subject to the right of Issuer to consummate the sale of some, but not all, of the Shares, or (ii) the Subscription Funds are not cleared.

          b. Termination of the Offering. No later than ten (10) business days after receipt by Escrow Agent of written notice from Issuer that there will be no closing of the sale of Shares to Subscribers, Escrow Agent shall pay to the Subscribers, by bank check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by the Subscribers, without any interest.

          c. Rejection or Withdrawal of any Subscription. No later than ten (10) business days after receipt by Escrow Agent of written notice from Issuer that Issuer has rejected or permitted a withdrawal of a Subscription for which Subscription Funds have already been placed in escrow by Escrow Agent, Escrow Agent shall pay to the Subscribers, by bank check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by the Subscribers, without any interest.

          d. Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received the Offering Notice during the offering period of 90 days, which may be extended at the discretion of the Issuer for an additional 60 days. Escrow Agent shall, within ten (10) business days after such date and without any further instruction or direction from Issuer, return to Subscribers, by bank check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by the Subscribers.

     5. Suspension of Performance or Disbursement into Court. If, at any time,
        -----------------------------------------------------
there shall exist any dispute between Issuer, Subscribers or any other third party with respect to the holding or disposition of any portion of the Escrow Funds or and other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's reasonable satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if Subscribers and Issuer have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 6 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its reasonable discretion, take either or both of the following actions:

          a. Suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the reasonable satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

          b. Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Denver, Colorado for instructions with respect to such dispute or uncertainty, and pay to such court all funds held by it for holding and disposition in accordance with the instructions of such court.

     Escrow Agent shall have no liability to Issuer, Subscribers or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the escrow or any delay in or with respect to any action required or requested of Escrow Agent.

     6. Resignation and Removal of Escrow Agent. Escrow Agent may resign from
        ----------------------------------------
the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to Issuer or may be removed, with or without cause by Issuer, in writing, at any time by giving prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein below. Upon any such notice of resignation or removal, Issuer shall appoint a successor Escrow Agent hereunder. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it served as Escrow Agent under this Escrow Agreement.

     7. Liability of Escrow Agent.
        -------------------------

          a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, whether bearing original, conformed or facsimile signatures, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or any account in which the Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any subscription agreement with Subscribers or any other agreement between Issuer and/or Subscribers. Escrow Agent shall not be responsible or liable in any manner for the performance by Issuer or any Subscribers of their respective obligations under any subscription agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of Issuer or any third party (including Subscribers) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

          b. Escrow Agent is authorized, in its reasonable discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, upon prior written notice to Issuer, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it that is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     8. Indemnification of Escrow Agent. From and at all times after the date of
        --------------------------------
this Escrow Agreement, Issuer shall, except as otherwise hereinafter provided, to the fullest extent permitted by law, indemnify and hold harmless Escrow Agent and each partner, employee, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of, arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or Subscribers, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the negligence of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Issuer in writing and Issuer shall promptly assume and enter an appropriate defense for such Indemnified Party, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party. The obligations of Issuer under this
Section 8 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

     9. Compensation to Escrow Agent.
        ----------------------------

          a. Fees. Issuer shall pay to Escrow Agent the fees set forth in Exhibit B for the services provided under this Agreement.

          b. Disbursements from Escrow Funds to Pay Escrow Agent or Other Parties. Escrow Agent is not authorized to disburse to itself or any other person from the Escrow Funds (i) any amounts due to Escrow Agent or any other party under this Section 9, or (ii) any amount Escrow Agent or any Indemnified Party is entitled to seek pursuant to Section 8 hereof. Notwithstanding the foregoing, Escrow Agent may hold Escrow Funds until its fees are paid by Issuer.

     10. Representations and Warrants.
         ----------------------------

          a. Issuer makes the following representations and warranties to Escrow Agent.

               (1) Issuer is a corporation duly formed and validly subsisting under the laws of Delaware, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

               (2) This Escrow Agreement has been duly approved by all necessary corporate action of Issuer, has been executed by duly authorized officers of Issuer, and constitutes a valid and binding agreement of Issuer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, or other laws affecting creditors' rights generally, or equitable principles affecting the enforceability or remedies (regardless of whether the enforceability is considered in a proceeding at law or in equity).

               (3) The execution, delivery, and performance by Issuer of this Escrow Agreement will not violate, conflict with, or cause a default under the Certificate Of Incorporation and Bylaws of Issuer, any applicable law or regulation, any court order or administrative ruling or decree to which Issuer is a party or any of its property is subject, or any agreement, contract, indenture or other binding arrangement to which Issuer is a party or any of its property is subject.

               (4) No party other than the Parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

               (5) Issuer hereby acknowledges that the status of the Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that Escrow Agent has investigated the desirability of advisability or investment in the Shares or has approved, endorsed or passed upon the merits of the investment herein and that the name of Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

               (6) All of the representations and warranties of Issuer contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposits to or disbursement from the Escrow Funds.

     11. Notice. All notices and other communications hereunder hall be in
         -------
writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the Party to be noticed as follows:

         If to Issuer at:       COL China Online International Inc.
                                3177 South Parker Road
                                Aurora, CO 80014
                                Facsimile:  (303) 395-1047

         With a copy to:        Patton Boggs LLP
                                1660 Lincoln Street
                                Suite 1900
                                Denver, CO  80264
                                Facsimile:  (303) 894-9239
                                Attn:  Alan L. Talesnick, Esq.

         If to Escrow Agent:    Wells Fargo Bank West, National Association
                                1740 Broadway
                                MAC C7301-024
                                Denver, CO 80274
                                Facsimile: (303) 863-5645
                                Attn:  Leigh Lutz

or to such other address as each Party may designate for itself by like notice.

     12. Amendments or Waiver. This Escrow Agreement may be charged, waived,
         ---------------------
discharged or terminated only by a writing signed by Issuer and Escrow Agent. No delay or omission by any party in exercising any right with respect thereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     13. Severability. To the extent any provision of this Escrow Agreement is
         -------------
prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     14. Governing Law. This Escrow Agreement and any disputes arising hereunder
         --------------
shall be construed and interpreted in accordance with the internal laws of the State of Colorado without giving effect to the principles or rules governing conflict of laws.

     15. Entire Agreement. This Escrow Agreement constitutes the entire
         -----------------
agreement between the parties relating to the acceptance, collection holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

     16. Binding Effects. All of the terms of this Escrow Agreement, as amended
         ----------------
from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Issuer, Subscribers and Escrow Agent.

     17. Execution in Counterparts. This Escrow Agreement may be executed in two
         --------------------------
or more counterparts, which when so executed shall constitute one and the same agreement.

     18. Termination. Upon the first to occur of the disbursement of all amounts
         ------------
in the Escrow Funds to the Issuer or into court pursuant to Section 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

     19. Dealings. This Escrow Agreement is not intended to prohibit, to the
         ---------
extent not otherwise prohibited by any applicable law, regulation or order, Escrow Agent or any stockholder, director, officer or employee of Escrow Agent from buying, selling or dealing in any of the securities of Issuer or from becoming pecuniarily interested in any transaction in which Issuer may be interested, or contracting or lending money to Issuer or otherwise acting as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude Escrow Agent from acting in any other capacity for the Subscribers or any other capacity for the Subscribers or an other person or entity.

     20. Signatures by Facsimile. Any facsimile signature of any party hereto
         ------------------------
shall constitute a legal, valid and binding execution hereof by such Party.

         IN WITNESS WHEREOF, the Parties have caused this Escrow Agreement to be executed under seal as of the date first above written.

ISSUER:              COL China Online International Inc.

                     By:
                        --------------------------------------------------------
                     Name:
                     Title:


ESCROW AGENT:        Wells Fargo Bank West, National Association as Escrow Agent

                     By:
                        --------------------------------------------------------
                     Name:
                     Title:

                                                                       Exhibit A
                                                                       ---------

                                     FORM OF
                             SUBSCRIPTION AGREEMENT

COL China Online International Inc.
3177 South Parker Road
Aurora, CO 80014

Gentlemen and Ladies:

     The undersigned desires to invest in COL China Online International Inc. (the "Company") on the terms and conditions described in this subscription agreement (the "Subscription Agreement") and the Company's Prospectus dated ____________, 200_. The undersigned acknowledges that the undersigned has received the Prospectus.

1.   Subscription

     The undersigned hereby offers to purchase, in the aggregate dollar amount set forth later in this Subscription Agreement, shares of Common Stock, at $.05 per share, that are offered by the Company pursuant to the Prospectus. A check in that amount payable to "COL International Escrow" is enclosed.

2.   Miscellaneous

     (a) This subscription shall be irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

     (b) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Act, without reference to principles of conflicts of law.

     With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned's subscription to the purchase of the shares of common stock being offered by the Company as described in the Prospectus and this Subscription Agreement. The undersigned does further acknowledge the undersigned's understandings of all the terms and provisions of this Subscription Agreement and agrees to be bound by all of the terms and conditions of this Subscription Agreement.

Please complete the following:

Date:                                Dollar Amount Invested:   $
         --------------------------                             ----------------

---------------------------------------
Exact Name in Which Title is to be Held

-----------------------------------  -------------------------------------------
Signature                            Signature of Co-Owner

-----------------------------------  -------------------------------------------
Print Name                           Print Name of Co-Owner

-----------------------------------  -------------------------------------------
Social Security Number               Social Security Number
or Taxpayer I.D. Number              or Taxpayer I.D. Number

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City, State, Postal or Zip Code, Country




     * If the Common Stock is to be held in joint tenancy or as tenants in common, both persons must sign above and please indicate the manner in which the Common Stock is to be held:

         _____    Tenants in Common         _____    Joint Tenants


     This subscription is accepted by COL China Online International Inc. on this _____ day of __________, 200_.

                                    COL CHINA ONLINE INTERNATIONAL INC.


                                    By:
                                        ----------------------------------------
                                           Signature


                                    --------------------------------------------
                                    Printed Name and Title

                                                                       Exhibit B
                                                                       ---------

                                SCHEDULE OF FEES